Exhibit 10.32

FOURTEENTH AMENDMENT TO CREDIT AND SECURITY
AGREEMENTS, WAIVER OF DEFAULT, AND CONSENT

THIS FOURTEENTH AMENDMENT TO CREDIT AND SECURITY AGREEMENTS, WAIVER OF DEFAULT, AND CONSENT (the “Amendment”), dated as of June 10, 2015, is entered into by and between CAPSTONE TURBINE CORPORATION, a Delaware corporation (“Company”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”).

RECITALS

A.                                    Company and Wells Fargo are parties to (i) a Credit and Security Agreement dated February 9, 2009 (as amended by that certain First Amendment to Credit and Security Agreements, dated June 9, 2009 (“First Amendment”), that certain Second Amendment to Credit and Security Agreements and Waiver of Defaults, dated November 5, 2009 (“Second Amendment”), that certain Third Amendment to Credit and Security Agreements and Waiver of Default, dated June 11, 2010 (“Third Amendment”), that certain Fourth Amendment to Credit and Security Agreements, dated June 29, 2010 (“Fourth Amendment”), that certain Fifth Amendment to Credit and Security Agreements, dated November 9, 2010 (“Fifth Amendment”), that certain Sixth Amendment to Credit and Security Agreement and Waiver of Default, dated March 23, 2011 (“Sixth Amendment”), that certain Seventh Amendment to Credit and Security Agreements and Waiver of Default, dated June 2, 2011 (“Seventh Amendment”), that certain Eighth Amendment to Credit and Security Agreements, dated September 27, 2011 (“Eighth Amendment”), that certain Ninth Amendment to Credit and Security Agreements and Waiver of Default, dated February 7, 2012 (“Ninth Amendment”), that certain Tenth Amendment to Credit and Security Agreement, dated June 11, 2012 (“Tenth Amendment”), that certain Eleventh Amendment to Credit and Security Agreement, dated June 5, 2013 (“Eleventh Amendment”), that certain Twelfth Amendment to Credit and Security Agreement, dated June 9, 2014 (“Twelfth Amendment”), and that certain Thirteenth Amendment to Credit and Security Agreement, dated November 3, 2014 (“Thirteenth Amendment”), and as further amended from time to time, the “Domestic Credit Agreement”), and (ii) a Credit and Security Agreement (Ex-Im Subfacility), dated February 9, 2009 (as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, and the Thirteenth Amendment, and as further amended from time to time, the “Ex-Im Credit Agreement”; and together with the Domestic Credit Agreement, the “Credit Agreements”).  Capitalized terms used in these recitals have the meanings given to them in the Credit Agreements unless otherwise specified.

B.                                    Company has requested that (i) certain amendments be made to the Credit Agreements, (ii) an Event of Default be waived, and (iii) Wells Fargo consent to the Company’s execution of a guaranty for a real property lease to be entered into by Capstone Turbine International, Inc., all of which Wells Fargo is willing to agree to pursuant to the terms and conditions set forth herein.

Fourteenth Amendment to Credit and Security Agreements
WFB/Capstone Turbine Corporation

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.                                      Amendments to Credit Agreements.  The Credit Agreements are amended as follows:

1.1                               Section 5.2(b) of the Credit Agreements.  Section 5.2(b) of the Credit Agreements is amended to read in its entirety as follows:

“(b)                           Minimum Adjusted EBITDA.  Company shall achieve Adjusted EBITDA, measured on each of the following test dates described below, for the periods specified below, of not less than the amount set forth opposite each such test date and test period (numbers appearing between “< >“ are negative):

Test Date and Test Period	Minimum Adjusted EBITDA
Fiscal Year to Date Period ending June 30, 2015	$	<7,500,000>
Fiscal Year to Date Period ending September 30, 2015	$	<10,750,000>
Fiscal Year to Date Period ending December 31, 2015	$	<13,300,000>
Fiscal Year to Date Period ending March 31, 2016	$	<14,900,000>

1.2                               Section 5.2(c) of the Domestic Credit Agreement.  Section 5.2(c) of the Domestic Credit Agreement is amended to read in its entirety as follows:

“(c)                            Minimum Cash to Covenant Indebtedness Ratio.  At all times, Company shall maintain a ratio of (i) cash and Cash Equivalents of Company in which Wells Fargo has a perfected first priority security interest, to (ii) the aggregate amount of outstanding Covenant Indebtedness (as defined below), that is not less than 85%.  By way of example, if there is $10 of Covenant Indebtedness, there must be at least $8.50 of cash and Cash Equivalents in which Wells Fargo has a perfected first priority security interest.  For purposes of this paragraph, “Covenant Indebtedness” shall mean, as of any date that this minimum cash to Covenant Indebtedness ratio is determined, the then outstanding debts (consisting of the outstanding unreimbursed line balance plus unpaid accrued interest, fees, costs, and expenses), obligations and liabilities of Company to Wells Fargo under this Agreement, the other Loan Documents, and the Ex-Im Documents (including, without limitation and duplication, the L/C Amount).”

1.3                               Section 5.2(c) of the Ex-Im Credit Agreement.  Section 5.2(c) of the Ex-Im Credit Agreement is amended to read in its entirety as follows:

“(c)                            Minimum Cash to Covenant Indebtedness Ratio.  At all times, Company shall maintain a ratio of (i) cash and Cash Equivalents of Company in which Wells Fargo has a perfected first priority security interest, to (ii) the aggregate amount of outstanding Covenant Indebtedness (as defined below), that is not less than 85%.  By way of example, if there is $10 of Covenant Indebtedness, there must be at least $8.50 of cash and Cash Equivalents in which Wells Fargo has a perfected first priority security interest.  For purposes of this paragraph, “Covenant Indebtedness” shall mean, as of any date that this minimum cash to Covenant Indebtedness ratio is determined, the then outstanding debts (consisting of the outstanding unreimbursed line balance plus unpaid accrued interest, fees, costs, and expenses), obligations and liabilities of Company to Wells Fargo under this Agreement, the other Loan Documents, and the Domestic Loan Documents (including, without limitation and duplication, the L/C Amount under the Domestic Facility Agreement).”

1.4                               Section 5.2(d) of the Credit Agreements.  Section 5.2(d) of the Credit Agreements is amended to read in its entirety as follows:

“(d)                           Capital Expenditures.  Company shall not incur or contract to incur Capital Expenditures of more than (i) $2,500,000 in the aggregate during Company’s fiscal year ending March 31, 2016, and (ii) zero for each subsequent year until Company and Wells Fargo agree on limits on Capital Expenditures for subsequent periods based on Company’s projections for such periods.”

1.5                               Section 5.28 of the Credit Agreement.  Section 5.28 of the Credit Agreements is hereby amended to read in its entirety as follows:

“5.28                  Cash Collateral.  Company shall establish and maintain a pledge of cash collateral in the amount of $5,000,000 (the “Cash Collateral”), subject to the following terms and conditions:  (i) the Cash Collateral shall be held in a deposit account or securities account maintained at Wells Fargo Bank, National Association or an affiliate of Wells Fargo (the “Cash Collateral Account”); (ii) to secure the Indebtedness, Company hereby grants to Wells Fargo a security interest in all of Company’s right, title, and interest in and to the Cash Collateral, the Cash Collateral Account, all interest that accrues (if any) on the Cash Collateral, and all products and proceeds thereof, in each case whether now existing or hereafter arising; (iii) Company shall have no access to the Cash Collateral or the Cash Collateral Account (i.e., the Cash Collateral Account shall be deemed “blocked”), until this Agreement has been terminated and all Indebtedness has been paid in full or except as provided below; (iv) any interest (if any) that may accrue on the Cash Collateral shall be held in the Cash Collateral Account, and shall itself be deemed to be Cash Collateral; (v) during any Default Period, Wells Fargo may, in Wells Fargo’s sole discretion, apply all or any portion of the Cash Collateral to the Indebtedness (in any order selected by Wells Fargo); (vi) the Cash Collateral, Cash Collateral Account, all interest that accrues (if any) on the Cash Collateral, and all products and proceeds thereof shall be deemed to be “Collateral” under this Agreement and the other Loan Documents; (vii) except as provided below, Company shall not have any right to access the foregoing collateral so long as this Agreement is in effect or any Indebtedness remains outstanding, Company shall not transfer (or attempt to transfer) any such collateral to any Person, and Company shall keep such collateral free and clear of all Liens (except in favor Wells Fargo); and (viii) Company shall execute and/or deliver any instruments, documents, assignments, security agreements, control agreements, financing statements, and any other agreement that Wells Fargo may reasonably request to evidence, maintain, perfect, and/or ensure the first priority of Wells Fargo’s security interest in the foregoing collateral; provided that failure to execute or deliver any such items shall not affect the foregoing grant of the security interest in the foregoing collateral, and Wells Fargo shall be deemed to have a duly perfected and first priority security interest in all such collateral at all times.  Notwithstanding any provision to the contrary herein, the Cash Collateral shall be released to Company subject to the following terms (including upon satisfaction of the following conditions precedent):  (a) Company shall deliver an Authenticated Record to Wells Fargo each time Company requests a release of the Cash Collateral, which Authenticated Record shall specify the amount of Cash Collateral to be released and the date of such release of Cash Collateral (provided that such release date shall be at least three (3) Business Days after receipt by Wells Fargo of the Authenticated Record requesting such release of Cash Collateral and not more than 10 days after receipt by Wells Fargo of the Authenticated Record); (b) no Default Period shall be existing as of the date of any release of the Cash Collateral; (c) the Cash Collateral shall be released in two tranches:  (x) the initial release of Cash Collateral shall not exceed $2,500,000, and (y) the second release of Cash Collateral shall be the remaining balance of the Cash Collateral; (d) prior to the initial release of the Cash Collateral (in an amount of up to $2,500,000 as requested by Company), Wells Fargo shall have received Company’s Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission for two consecutive quarters ending on or after September 30, 2015, and such reports shall demonstrate that (x) Company remained in compliance with the financial covenants set forth in Section 5.2 of this Agreement at all times, and (y) Company’s Adjusted EBITDA for each such quarter was equal to or greater than $1.00; and (e) the second release of Cash Collateral (for the remaining balance of the Cash Collateral) shall occur on or after December 31, 2015, and only after each of the foregoing conditions precedent have been satisfied and, in addition, receipt by Wells Fargo of the audited financial statements of Company for a fiscal year ending on or after December 31, 2015, and confirmation by Wells Fargo that Company (x) remained in compliance with the financial covenants set forth in Section 5.2 of this Agreement at all times, and (y) Company’s Adjusted EBITDA for any such fiscal year was equal to or greater than $1.00.”

1.6                               Section 5.29 of the Credit Agreements.  The following new Section 5.29 is hereby added to the Credit Agreements immediately after Section 5.28 of the Credit Agreements:

“5.29                 Control Agreements.  Except with respect to “Excluded Accounts” (as defined below), Company shall obtain, and maintain at all times, a Control Agreement, from each bank (other than Wells Fargo), securities intermediary, and commodities intermediary maintaining a deposit account, securities account, or commodities account for Company or holding any financial assets or commodities for Company.  For purposes of this paragraph, “Excluded Accounts” means:  (i) deposit accounts and/or securities accounts of the Company that at any time have an aggregate balance of not more than $100,000, and (ii) amounts deposited into deposit accounts expressly identified by Company to Wells Fargo that are specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the employees of Company.

1.7                               Exhibit A to Credit Agreements.

(a)                                 The following defined term is hereby added to Exhibit A to the Credit Agreements in the appropriate alphabetical position:

“Control Agreement” means a control agreement, in form and substance reasonably satisfactory to Wells Fargo, executed and delivered by Company, Wells Fargo, and the applicable securities intermediary (with respect to a securities account), commodities intermediary (with respect to a commodities account), or bank (with respect to a deposit account).

(b)                                 The following defined terms that appear in Exhibit A to the Credit Agreements are amended to read in their entirety as follows:

“Adjusted EBITDA” means, for any period of determination, Company’s Adjusted Net Income, calculated before (in each case, to the extent included in determining net income), without duplication, (i) Interest Expense, (ii) provision for income taxes, (iii) depreciation and amortization expense, (iv) any extraordinary gains or extraordinary non-cash losses, (v) changes resulting from the valuation of goodwill and intangible assets made in accordance with FASB Accounting Standard 142, and (vi) noncash changes resulting from foreign exchange adjustments arising from a revaluation of assets subject to foreign currency revaluation.

“Adjusted Net Income” means, for any period of determination, the sum of (i) Company’ s Net Income, plus (ii) to the extent deducted in determining Net Income, non-cash warrant and stock-based compensation expenses, minus (iii) to the extent included in determining Net Income, non-cash warrant and stock-based compensation income.

1.8                               Exhibit E to the Domestic Credit Agreement.  Exhibit E to the Domestic Credit Agreement is hereby deleted and replaced with Exhibit E-1 attached to this Amendment.

1.9                               Exhibit E to the Ex-Im Credit Agreement.  Exhibit E to the Ex-Im Credit Agreement is hereby deleted and replaced with Exhibit E-2 attached to this Amendment.

2.                                      Waiver of Default.  Company is in default of the following provision of the Credit Agreements (the “Existing Default”):

Section/Covenant	Description
Section 5.2(b) (Minimum Adjusted Net Income)	Company breached the minimum Adjusted Net Income covenant for the fiscal year to date period ending March 31, 2015.

Upon the terms and subject to the conditions set forth in this Amendment (including, but not limited to, the effectiveness of this Amendment in accordance with Section 6 of this Amendment), Wells Fargo hereby waives the Existing Default.  This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle Company to any other or further waiver in any similar or other circumstances.

3.                                      Consent.  Capstone Turbine International, Inc. and Company may enter into that certain Lease with Pavilion Property Trustees Limited with respect to the lease of real property  located at Unit 800, Fareham Reach, 154-156 Fareham Road, Gosport, Hampshire (the “Lease”), under which Company will need to guarantee the obligations of Capstone Turbine International, Inc. under such Lease (the “Lease Guaranty”).  Upon the terms and subject to the conditions set forth in this Amendment (including, but not limited to, the effectiveness of this Amendment in accordance with Section 6 of this Amendment), Wells Fargo hereby consents to the Lease Guaranty, notwithstanding any provision of the Credit Agreements to the contrary.

4.                                      No Other Changes.  Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreements and the other Loan Documents shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

5.                                      Accommodation Fee. [Intentionally omitted].

6.                                      Conditions Precedent.  This Amendment shall be effective when Wells Fargo shall have received an executed original of this Amendment, together with each of the following, each in substance and form acceptable to Wells Fargo in its sole discretion:

6.1                               A Certificate of Authority from the Company’s corporate secretary;

6.2                               Payment of the Accommodation Fee described in Section 5 of this Amendment;

6.3                               Consent and approval of this Amendment by the Export Import Bank of the United States, if required by Wells Fargo;

6.4                               The Acknowledgement and Agreement of Guarantor set forth at the end of this Amendment, duly executed by Guarantor;

6.5                               A new securities account control agreement with respect to all accounts maintained by Company at Wells Fargo Securities, LLC, duly executed by all parties thereto, and termination of any prior securities account control agreement among Wells Fargo, Company, and Wells Fargo Institutional Securities, LLC; and

6.6                               Such other matters as Wells Fargo may require.

7.                                      Representations and Warranties.  Company hereby represents and warrants to Wells Fargo as follows:

7.1                               Company has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by Company and constitute the legal, valid and binding obligation of Company, enforceable in accordance with their terms.

7.2                               The execution, delivery and performance by Company of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Company, or the certificate of incorporation or bylaws of Company, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Company is a party or by which it or its properties may be bound or affected.

7.3                               After giving effect to this Amendment, all of the representations and warranties contained in Section 4 of, and Exhibit D to, the Credit Agreements are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case they shall continue to be true and correct as of such earlier date), provided that the Existing Default has occurred.

8.                                      References.  All references in the Credit Agreements to “this Agreement” shall be deemed to refer to the relevant Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreements shall be deemed to refer to the relevant Credit Agreement as amended hereby.

9.                                      No Waiver.  Except as expressly provided in Section 2 of this Amendment, the execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreements or a waiver of any breach, default or event of default under any Security Document or other document held by Wells Fargo, whether or not known to Wells Fargo and whether or not existing on the date of this Amendment.

10.                               Release.  Company and the Guarantor signing the Acknowledgment and Agreement of Guarantor set forth below hereby absolutely and unconditionally release and forever discharge Wells Fargo, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents, attorneys, and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which either Company or Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.  It is the intention of the Company and Guarantor in executing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified and in furtherance of this intention the Company and Guarantor each waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, which provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MIGHT HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

The parties acknowledge that each may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.

11.                               Costs and Expenses.  Company hereby reaffirms its agreement under the Credit Agreements to pay or reimburse Wells Fargo on demand for all costs and expenses incurred by Wells Fargo in connection with the Loan Documents, including, without limitation, all reasonable fees and disbursements of legal counsel.  Without limiting the generality of the foregoing, Company specifically agrees to pay all reasonable fees and disbursements of counsel to Wells Fargo for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.  Company hereby agrees that Wells Fargo may, at any time or from time to time in its sole discretion and without further authorization by Company, make a loan to Company under the Credit Agreements, or apply the proceeds of any loan, for the purpose of paying any such reasonable fees, disbursements, costs and expenses.

12.                               Miscellaneous.  This Amendment and the Acknowledgment and Agreement of Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.  Transmission by facsimile or “pdf” file of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.  Any party hereto may request an original counterpart of any party delivering such electronic counterpart.  This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with, and governed by, the laws of the State of California.  In the event of any conflict between this Amendment and the Credit Agreements, the terms of this Amendment shall govern.  The Export-Import Bank of the United States shall be an express intended beneficiary of this Amendment.

[Signatures on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:	/s/ Josephine Camalian
Print Name: Josephine Camalian
Title: Authorized Signatory

CAPSTONE TURBINE CORPORATION

By:	/s/ Jayme Brooks
Print Name: Jayme Brooks
Its: Chief Financial Officer & Chief Accounting Officer

S-1

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

The undersigned, a guarantor of the indebtedness of Capstone Turbine Corporation (“Company”) to Wells Fargo Bank, National Association (as more fully defined in the Amendment, “Wells Fargo”), pursuant to the separate Guaranty dated February 9, 2009 (“Guaranty”), hereby (i) acknowledges receipt of the foregoing Fourteenth Amendment to Credit and Security Agreements, Waiver of Default, and Consent (“Amendment”); (ii) consents and agrees to the terms (including, without limitation, the release set forth in Section 10 of the Amendment) and execution and performance thereof; (iii) reaffirms all obligations to Wells Fargo pursuant to the terms of the Guaranty; and (iv) acknowledges that Wells Fargo may amend, restate, extend, renew or otherwise modify the Credit Agreements and any indebtedness or agreement of the Company, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Company’s present and future indebtedness to Wells Fargo.

CAPSTONE TURBINE INTERNATIONAL, INC.

By:	/s/ Jayme Brooks
Print Name: Jayme Brooks
Title: Chief Financial Officer & Chief Accounting Officer

1

Exhibit E-1

Exhibit E to Credit and Security Agreement

COMPLIANCE CERTIFICATE

To:	Wells Fargo Bank, National Association (“Wells Fargo”)
Date:	[ , 20 ]
Subject:	Financial Statements

In accordance with our Credit and Security Agreement dated February 9, 2009 (as amended from time to time, the “Credit Agreement”), attached are the financial statements of Capstone Turbine Corporation (the “Company”) dated [              , 200 ] (the “Reporting Date”) and the year-to-date period then ended (the “Current Financials”).  All terms used in this certificate have the meanings given in the Credit Agreement.

A.            Preparation and Accuracy of Financial Statements.  I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present Company’s financial condition as of the Reporting Date.

B.            Name of Company; Merger and Consolidation.  I certify that:

(Check one)

☐                                    Company has not, since the date of the Credit Agreement, changed its name or jurisdiction of organization, nor has it consolidated or merged with another Person.

☐                                    Company has, since the date of the Credit Agreement, either changed its name or jurisdiction of organization, or both, or has consolidated or merged with another Person, which change, consolidation or merger: ☐ was consented to in advance by Wells Fargo in an Authenticated Record, and/or ☐ is more fully described in the statement of facts attached to this Certificate.

C.            Events of Default.  I certify that:

(Check one)

☐                                    I have no knowledge of the occurrence of an Event of Default under the Credit Agreement, except as previously reported to Wells Fargo in a Record.

☐                                    I have knowledge of an Event of Default under the Credit Agreement not previously reported to Wells Fargo in a Record, as more fully described in the statement of facts attached to this Certificate, and further, I acknowledge that Wells Fargo may under the terms of the Credit Agreement impose the Default Rate at any time during the resulting Default Period.

D.            Litigation Matters.  I certify that:

(Check one)

☐                                    I have no knowledge of any material adverse change to the litigation exposure of Company or any of its Affiliates or of any Guarantor.

☐                                    I have knowledge of material adverse changes to the litigation exposure of Company or any of its Affiliates or of any Guarantor not previously disclosed in Exhibit D, as more fully described in the statement of facts attached to this Certificate.

E.            Financial Covenants.  I further certify that:

(Check and complete each of the following)

1.             Minimum Adjusted EBITDA.  Pursuant to Section 5.2(b) of the Credit Agreement, as of the Reporting Date for the period               to            , Company’s Adjusted EBITDA was $[          ], which ☐ satisfies ☐ does not satisfy the requirement that Adjusted EBITDA be not less than the amount required in such Section 5.2(b) of the Credit Agreement (numbers appearing between “< >“ are negative) on the Reporting Date for such period.

2.             Minimum Cash to Covenant Indebtedness.  Pursuant to Section 5.2(c) of the Credit Agreement, at all times, Company has ☐ has not ☐ been in compliance with the requirement that the ratio of (i) cash and Cash Equivalents of Company in which Wells Fargo has a perfected first priority security interest, to (ii) the aggregate amount of outstanding Covenant Indebtedness (as defined in the Credit Agreement), is not less than 85%.

3.             Capital Expenditures.  Pursuant to Section 5.2(d) of the Credit Agreement, for the year-to-date period ending on the Reporting Date, Company has expended or contracted to expend during the fiscal year ended                , 20   , for Capital Expenditures, $                 in the aggregate, which ☐ satisfies ☐ does not satisfy the requirement that such expenditures not exceed $2,500,000 in the aggregate during the fiscal year ended March 31, 20   , and zero for each subsequent fiscal year.

Attached are statements of all relevant facts and computations in reasonable detail sufficient to evidence Company’s compliance with the financial covenants referred to above, which computations were made in accordance with GAAP.

Capstone Turbine Corporation

By:
Its: Chief Financial Officer

3

Exhibit E-2

Exhibit E to Credit and Security Agreement (Ex-Im Subfacility)

COMPLIANCE CERTIFICATE

To:	Wells Fargo Bank, National Association (“Wells Fargo”)
Date:	[ , 20 ]
Subject:	Financial Statements

In accordance with our Credit and Security Agreement (Ex-Im Subfacility) dated February 9, 2009 (as amended from time to time, the “Credit Agreement”), attached are the financial statements of Capstone Turbine Corporation (the “Company”) dated [              , 200 ] (the “Reporting Date”) and the year-to-date period then ended (the “Current Financials”).  All terms used in this certificate have the meanings given in the Credit Agreement.

F.            Preparation and Accuracy of Financial Statements.  I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present Company’s financial condition as of the Reporting Date.

G.            Name of Company; Merger and Consolidation.  I certify that:

(Check one)

☐                                    Company has not, since the date of the Credit Agreement, changed its name or jurisdiction of organization, nor has it consolidated or merged with another Person.

☐                                    Company has, since the date of the Credit Agreement, either changed its name or jurisdiction of organization, or both, or has consolidated or merged with another Person, which change, consolidation or merger: ☐ was consented to in advance by Wells Fargo in an Authenticated Record, and/or ☐ is more fully described in the statement of facts attached to this Certificate.

H.            Events of Default.  I certify that:

(Check one)

☐                                    I have no knowledge of the occurrence of an Event of Default under the Credit Agreement, except as previously reported to Wells Fargo in a Record.

☐                                    I have knowledge of an Event of Default under the Credit Agreement not previously reported to Wells Fargo in a Record, as more fully described in the statement of facts attached to this Certificate, and further, I acknowledge that Wells Fargo may under the terms of the Credit Agreement impose the Default Rate at any time during the resulting Default Period.

I.             Litigation Matters.  I certify that:

(Check one)

☐                                    I have no knowledge of any material adverse change to the litigation exposure of Company or any of its Affiliates or of any Guarantor.

☐                                    I have knowledge of material adverse changes to the litigation exposure of Company or any of its Affiliates or of any Guarantor not previously disclosed in Exhibit D, as more fully described in the statement of facts attached to this Certificate.

J.             Financial Covenants.  I further certify that:

(Check and complete each of the following)

1.             Minimum Adjusted EBITDA.  Pursuant to Section 5.2(b) of the Credit Agreement, as of the Reporting Date for the period               to            , Company’s Adjusted EBITDA was $[          ], which ☐ satisfies ☐ does not satisfy the requirement that Adjusted EBITDA be not less than the amount required in such Section 5.2(b) of the Credit Agreement (numbers appearing between “< >“ are negative) on the Reporting Date for such period.

2.             Minimum Cash to Covenant Indebtedness Ratio.  Pursuant to Section 5.2(c) of the Credit Agreement, at all times, Company has ☐ has not ☐ been in compliance with the requirement that the ratio of (i) cash and Cash Equivalents of Company in which Wells Fargo has a perfected first priority security interest, to (ii) the aggregate amount of outstanding Covenant Indebtedness (as defined in the Credit Agreement), is not less than 85%.

3.             Capital Expenditures.  Pursuant to Section 5.2(d) of the Credit Agreement, for the year-to-date period ending on the Reporting Date, Company has expended or contracted to expend during the fiscal year ended                , 20   , for Capital Expenditures, $                 in the aggregate, which ☐ satisfies ☐ does not satisfy the requirement that such expenditures not exceed $2,500,000 in the aggregate during the fiscal year ended March 31, 20   , and zero for each subsequent fiscal year.

Attached are statements of all relevant facts and computations in reasonable detail sufficient to evidence Company’s compliance with the financial covenants referred to above, which computations were made in accordance with GAAP.

Capstone Turbine Corporation

By:
Its: Chief Financial Officer

5